UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): June 21, 2005


                            HEALTHSOUTH Corporation
                            -----------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


               1-10315                              63-0860407
               -------                              ----------
       (Commission File Number)           (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

         On June 21, 2005, HEALTHSOUTH Corporation issued a press release entitled: "HEALTHSOUTH PROVIDES UPDATE TO JUNE 29, 2005 MEETING."

         A copy of the press release is attached hereto as Exhibit 99 and incorporated herein by reference.

ITEM 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

See Exhibit Index.

                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HEALTHSOUTH CORPORATION


                                     By:  /s/ Gregory L. Doody
                                          -----------------------------
                                          Name:  Gregory L. Doody
                                          Title: Executive Vice President,
                                                 General Counsel and Secretary


Dated: June 21, 2005

                                 EXHIBIT INDEX


  Exhibit Number      Description
  --------------      -----------

      99              Press release of HEALTHSOUTH Corporation dated
                      June 21, 2005.

                                                                    Exhibit 99

News From
---------

[HEALTHSOUTH GRAPHIC OMITTED]


                                                             June 21, 2005


             HEALTHSOUTH PROVIDES UPDATE TO JUNE 29, 2005 MEETING

       Comprehensive Form 10-K Filing Anticipated Closer to Meeting Date
                           than Previously Expected

Birmingham, Ala. - HealthSouth Corporation (OTC Pink Sheets: HLSH) today reiterated that it will hold a meeting for investors in New York City on June 29, 2005 at 4 p.m. Eastern Time to provide an update of its current operations, a review of its comprehensive Form 10-K for the years ended Dec. 31, 2000 through Dec. 31, 2003, and a brief overview of its strategic business plan. The Company expects the meeting to conclude by 6 p.m. Eastern Time.

The Company affirmed its intent to file its comprehensive Form 10-K with the Securities and Exchange Commission in advance of the June 29 meeting. The Company also stated that it anticipates the filing date for the comprehensive Form 10-K will be closer to the June 29 meeting date than previously expected. This comprehensive Form 10-K will contain restated financial statements for the years 2000-2001 and financial statements for the years 2002-2003.

"We are in the final stage of a multi-stage, multi-year process needed to complete the comprehensive Form 10-K," said HealthSouth CFO John Workman. "There have been hundreds of individuals who have assisted in the extensive work that has been done to ensure that our accounting records are reconstructed thoroughly and our financial statements and other disclosures are prepared properly with respect to these historical financial statements."

The June 29 meeting will be held in the 3rd floor auditorium of the J.P. Morgan Chase World Headquarters at 270 Park Avenue. Individuals attending the meeting in person do not need to make a reservation and should allow ample time for security. Photo identification will be required.

Individuals will also be able to access the meeting via teleconference or a live Internet broadcast. To access the meeting by phone, please dial 877-918-6313 and enter pass code 6759603. International callers should dial 312-470-7286 and use the same pass code. A digital recording will be available, beginning approximately two hours after the completion of the meeting, from June 29, 2005 to July 15, 2005. To access the recording, please dial 866-436-9398. International callers should dial 203-369-1041.

The Internet broadcast will be available at www.healthsouth.com by clicking on an available link. The Webcast will be archived for replay purposes for two weeks after the live broadcast on the same Web site.

A copy of the slide presentation that HealthSouth plans to use during the meeting will be filed with the U.S. Securities and Exchange Commission and will also be posted on the Company's Web site at www.healthsouth.com.

About HealthSouth
HealthSouth is one of the nation's largest providers of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, operating facilities nationwide. HealthSouth can be found on the Web at www.healthsouth.com.

Statements contained in this press release which are not historical facts are forward-looking statements. In addition, HealthSouth, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are necessarily estimates based upon current information, involve a number of risks and uncertainties and are made pursuant to the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. HealthSouth's actual results may differ materially from the results anticipated in these forward-looking statements as a result of a variety of factors. While it is impossible to identify all such factors, factors which could cause actual results to differ materially from those estimated by HealthSouth include, but are not limited to: the investigations by the Department of Justice and the Securities and Exchange Commission into HealthSouth's financial reporting and related activity calling into question the accuracy of the Company's previously filed financial statements; HealthSouth's statement that as a result of the investigations, the Company's previously filed financial statements should no longer be relied upon and may result in the Company restating its prior financial statements; the withdrawal by HealthSouth's former accountants of their audit reports on all of the Company's previously filed financial statements; the outcome of pending litigation relating to these matters; significant changes in HealthSouth's management team; HealthSouth's ability to successfully amend, restructure and/or renegotiate its existing indebtedness or cure or receive a waiver of the events of default under such agreements, the failure of which may result in HealthSouth filing a voluntary petition for bankruptcy; HealthSouth's ability to continue to operate in the ordinary course and manage it's relationships with its creditors, including it's lenders, bondholders, vendors and suppliers, employees and customers; changes, delays in or suspension of reimbursement for HealthSouth's services by governmental or private payors; changes in the regulation of the healthcare industry at either or both of the federal and state levels; changes to or delays in the implementation of the prospective payment system for inpatient rehabilitation services; competitive pressures in the healthcare industry and HealthSouth's response thereto; HealthSouth's ability to obtain and retain favorable arrangements with third-party payors; general conditions in the economy and capital markets; and other factors which may be identified from time to time in the Company's SEC filings and other public announcements.

                                     ###

Media Contact
-------------
Andy Brimmer, 205-410-2777